Execution Version
Exhibit 10(a)(6)
AMENDMENT NO. 4 TO CREDIT AGREEMENT
This Amendment No. 4 to Credit Agreement, dated as of June 26, 2020 (this “Amendment”), is entered into by and among Howmet Aerospace Inc., a Delaware corporation (“Howmet”), the Lenders (as defined below), Citibank, N.A. and JPMorgan Chase Bank, N.A. (each, an Issuer with respect to the L/C Commitments under the Existing Credit Agreement referenced below), Citibank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and JPMorgan Chase Bank, N.A., as syndication agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to such terms in the Existing Credit Agreement referenced below.
W I T N E S S E T H:
WHEREAS, reference is made to that certain Five-Year Revolving Credit Agreement, dated as of July 25, 2014 (as amended and extended by the letter agreement, dated June 5, 2015, and as further amended pursuant to Amendment No. 1 to Credit Agreement, dated as of September 16, 2016, and as further amended pursuant to Amendment No. 2 to Credit Agreement, dated as of June 29, 2018, and as further amended pursuant to Amendment No. 3, dated as of March 4, 2020, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”), among Howmet, the lenders and issuers from time to time party thereto, the Administrative Agent and JPMorgan Chase Bank, N.A., as Syndication Agent;
        WHEREAS, Howmet has requested that the Existing Credit Agreement be amended on the terms and conditions set forth herein;
WHEREAS, Howmet has requested, and the Lenders and the Administrative Agent have agreed, on the terms and conditions set forth herein, to make certain amendments to the Existing Credit Agreement as provided herein;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Definitions. Unless otherwise specifically defined herein, each term used herein (including in the recitals above) that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.
Section 2.Amendments to the Existing Credit Agreement upon the Amendment No. 4 Effective Date. Subject to the satisfaction of the conditions set forth in Section 4 below, the parties hereto agree that the Existing Credit Agreement shall be amended, with effect upon the Amendment No. 4 Effective Date (as defined in Section 4 below), as follows:
iii.Article I of the Existing Credit Agreement is hereby amended by amending Section 1.01 thereof to insert the following new defined terms in their correct alphabetical order:
“Amendment No. 4” shall mean Amendment No. 4 to this Agreement, dated as of June 26, 2020.
“Amendment No 4. Effective Date” shall have the meaning assigned to such term in Amendment No. 4.

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“Covenant Relief Period” means the period commencing on June 30, 2020, and ending on (and including) the Covenant Relief Period Termination Date.
“Covenant Relief Period Termination Date” means the earlier of (a) December 31, 2021 and (b) the date on which the Administrative Agent receives an Covenant Relief Period Termination Notice from Howmet; provided that, with respect to clause (b) hereof, no Event of Default or Default shall have occurred and be continuing.
“Covenant Relief Period Termination Notice” means a certificate of a Responsible Officer of Howmet (a) stating that Howmet irrevocably elects to terminate the Covenant Relief Period effective as of the date set forth in such certificate (which date shall be no earlier than the date of the certificate) delivered to the Administrative Agent and (b) certifying that (x) the Consolidated Net Debt to Consolidated EBITDA as of the end of the fiscal quarter for the period of the four fiscal quarters of Howmet most recently ended did not exceed 3.50 to 1.00 and (y) at the time of and immediately after the Covenant Relief Period Termination Date no Event of Default or Default shall have occurred and be continuing.
“Existing Preferred Stock” means the $3.75 Cumulative Preferred Stock, par value $100 per share of Howmet issued as of the Amendment No. 4 Effective Date.
“Restricted Payment” means (a) any dividend, distribution or any other payment (whether direct or indirect) on account of any stock or equity interests of any Borrower or any of its Subsidiaries now or hereafter outstanding and (b) any redemption, retirement, sinking fund or similar payment, purchase, repurchase or other acquisition for value (direct or indirect) of any stock or equity interests of the Borrower or any of its Subsidiaries now or hereafter outstanding, in each case other than (v) with respect to Existing Preferred Stock, (w) by any Subsidiary to another Subsidiary or any Borrower, (x) Restricted Payments by Howmet payable solely in the common stock or other common equity interests of Howmet, (y) payments in lieu of the issuance of fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for stock and (z) repurchase of equity interests upon the exercise of stock options if such equity interests represent a portion of the exercise price of such stock options.
iii.Article I of the Existing Credit Agreement is hereby amended by amending Section 1.01 thereof by amending and restating the following defined terms in their entirety as follows:
“Applicable Margin” shall mean:
     (a) as of any date of determination, other than during the Covenant Relief Period, a per annum rate equal to the rate set forth below opposite the applicable Type of Loan and the Index Debt Ratings in effect on such date set forth below; provided, that in the event the Index Debt Ratings fall within different categories, the Applicable Margin shall be based on the category

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corresponding to the higher of such Index Debt Ratings, unless such Index Debt Ratings differ by two or more categories, in which case the spreads shall be based upon the category one level below the category corresponding to the higher of such Index Debt Ratings;

	Category 1	Category 2	Category 3	Category 4	Category 5	Category 6
	Index Debt Ratings of at least BBB+ by S&P and/or Baa1 by Moody’s	Index Debt Ratings less than Category 1, but at least BBB by S&P and/or Baa2 by Moody’s	Index Debt Ratings less than Category 2, but at least BBB- by S&P and/or Baa3 by Moody’s.	Index Debt Ratings less than Category 3, but at least BB+ by S&P and/or Ba1 by Moody’s.	Index Debt Ratings less than Category 4, but at least BB by S&P and/or Ba2 by Moody’s.	Index Debt Ratings equal to or lower than BB- by S&P and/or Ba3 by Moody’s.
Applicable Margin for LIBOR Loans	1.015%	1.125%	1.325%	1.50%	1.70%	1.90%
Applicable Margin for Base Rate Loans	0.015%	0.125%	0.325%	0.50%	0.70%	0.90%

    (b) as of any date of determination during the Covenant Relief Period, for the period through (and including) the fiscal quarter ending June 30, 2021, a per annum rate equal to the rate set forth below opposite the applicable Type of Loan and the Index Debt Ratings in effect on such date set forth below; provided, that in the event the Index Debt Ratings fall within different categories, the Applicable Margin shall be based on the category corresponding to the higher of such Index Debt Ratings, unless such Index Debt Ratings differ by two or more categories, in which case the spreads shall be based upon the category one level below the category corresponding to the higher of such Index Debt Ratings;

	Category 1	Category 2	Category 3	Category 4	Category 5	Category 6
	Index Debt Ratings of at least BBB+ by S&P and/or Baa1 by Moody’s	Index Debt Ratings less than Category 1, but at least BBB by S&P and/or Baa2 by Moody’s	Index Debt Ratings less than Category 2, but at least BBB- by S&P and/or Baa3 by Moody’s.	Index Debt Ratings less than Category 3, but at least BB+ by S&P and/or Ba1 by Moody’s.	Index Debt Ratings less than Category 4, but at least BB by S&P and/or Ba2 by Moody’s.	Index Debt Ratings equal to or lower than BB- by S&P and/or Ba3 by Moody’s.
Applicable Margin for LIBOR Loans	1.515%	1.625%	1.825%	2.00%	2.20%	2.40%
Applicable Margin for Base Rate Loans	0.515%	0.625%	0.825%	1.00%	1.20%	1.40%

    (c) as of any date of determination during the Covenant Relief Period, for the period following the fiscal quarter ending June 30, 2021, a per annum rate equal to the rate set forth below opposite the applicable Type of Loan and the Index Debt Ratings in effect on such date set forth below; provided, that in the event the Index Debt Ratings fall within different categories, the Applicable Margin shall be based

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on the category corresponding to the higher of such Index Debt Ratings, unless such Index Debt Ratings differ by two or more categories, in which case the spreads shall be based upon the category one level below the category corresponding to the higher of such Index Debt Ratings:

	Category 1	Category 2	Category 3	Category 4	Category 5	Category 6
	Index Debt Ratings of at least BBB+ by S&P and/or Baa1 by Moody’s	Index Debt Ratings less than Category 1, but at least BBB by S&P and/or Baa2 by Moody’s	Index Debt Ratings less than Category 2, but at least BBB- by S&P and/or Baa3 by Moody’s.	Index Debt Ratings less than Category 3, but at least BB+ by S&P and/or Ba1 by Moody’s.	Index Debt Ratings less than Category 4, but at least BB by S&P and/or Ba2 by Moody’s.	Index Debt Ratings equal to or lower than BB- by S&P and/or Ba3 by Moody’s.
Applicable Margin for LIBOR Loans	1.265%	1.375%	1.575%	1.75%	1.95%	2.15%
Applicable Margin for Base Rate Loans	0.265%	0.375%	0.575%	0.75%	0.95%	1.15%

“Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Loans and acquire interests in Letters of Credit as set forth in this Agreement in the aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01(a) or in any Assignment and Assumption or Accession Agreement pursuant to which such Lender first becomes a Lender hereunder, as the same may be terminated or reduced from time to time pursuant to Section 2.10 or Section 10.04(h), increased from time to time pursuant to Section 2.20 or extended pursuant to Section 2.21. As of the Amendment No. 4 Effective Date, the aggregate amount of Commitments is $1,000,000,000.
iv.Article VI of the Existing Credit Agreement is hereby amended by amending and restating Section 6.01(b) thereof in its entirety as follows:
(b)    Notwithstanding paragraph (a) of this Section 6.01 and in addition to the Liens permitted thereunder, each Borrower and any Restricted Subsidiary may create or incur Liens which would otherwise be subject to the foregoing restrictions to secure Indebtedness for borrowed money in an aggregate outstanding amount which does not at the time exceed (x) during the Covenant Relief Period, $400,000,000 (less any amounts incurred by any Subsidiary under Section 6.06) or (y) at any time other than during the Covenant Relief Period, 10% of the Consolidated Net Tangible Assets of Howmet and its consolidated Subsidiaries at such time.
v.Article VI of the Existing Credit Agreement is hereby amended by amending and restating Section 6.03 thereof in its entirety as follows:
    Section 6.03. Consolidated Net Leverage Ratio. Howmet shall not permit the ratio of Consolidated Net Debt to Consolidated EBITDA as of the end of each fiscal quarter for the period of the four fiscal quarters of Howmet

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most recently ended, to be greater than 3.50 to 1.00; provided, however, that notwithstanding the foregoing, during the Covenant Relief Period, Howmet shall not permit the ratio of Consolidated Net Debt to Consolidated EBITDA as of the end of each fiscal quarter for the period of the four fiscal quarters of Howmet set forth below, to exceed the applicable level set forth below opposite such period under the heading “Consolidated Net Debt to Consolidated EBITDA”:

Fiscal Quarter Ending	Consolidated Net Debt to Consolidated EBITDA
June 30, 2020	5.00 to 1.00
September 30, 2020	5.00 to 1.00
December 31, 2020	5.00 to 1.00
March 31, 2021	5.25 to 1.00
June 30, 2021	5.00 to 1.00
September 30, 2021	4.50 to 1.00
December 31, 2021	4.00 to 1.00

vi.Article VI of the Existing Credit Agreement is hereby amended by inserting, after Section 6.04 thereof, the following new Section 6.05:
        Section 6.05. Restricted Payments. During the Covenant Relief Period, declare, order, pay, make, or permit any Subsidiary to declare, order, pay or make, any Restricted Payment except for so long as there are no Revolving Credit Outstandings immediately prior to or after giving effect to such Restricted Payment, in an aggregate amount not to exceed the sum of (x) $100,000,000 and (y) after June 30, 2021, if the ratio of Consolidated Net Debt to Consolidated EBITDA after giving effect thereto on a pro forma basis is less than or equal to 3.75 to 1.00, $150,000,000.
vii.Article VI of the Existing Credit Agreement is hereby amended by inserting, after Section 6.05 thereof, the following new Section 6.06:
            Section 6.06. Subsidiary Indebtedness. During the Covenant Relief Period, permit any Subsidiary to directly or indirectly create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness except in an aggregate outstanding amount which does not at the time exceed $400,000,000 (less any amounts secured by any Borrower or Restricted Subsidiary under Section 6.01(b)).
viii.Article VI of the Existing Credit Agreement is hereby amended by inserting, after Section 6.06 thereof, the following new Section 6.07:
            Section 6.07. Accounts Receivable and Securitization. During the Covenant Relief Period, enter, or permit any Subsidiary to enter, into any accounts receivable facility or similar financing facility or transaction (including any securitization or non-recourse accounts receivable financing but excluding, for the avoidance of doubt, any supply chain financing) providing for the

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factoring, sale or pledge of receivables or similar assets; provided, however, that the foregoing shall not apply to facilities or transactions for which the aggregate outstanding amount of (x) any Indebtedness attributable thereto and (y) to the extent not included as a liability on the consolidated balance sheet of Howmet and its Subsidiaries in accordance with GAAP, the amount of the financing component for such facility or transaction that would appear on a balance sheet of such Person prepared on such date in accordance with GAAP if such financing component were accounted for as Indebtedness incurred by such person, does not at the time exceed $500,000,000. For purposes of determining compliance with this Section 6.07, the amount of any Indebtedness or obligation denominated in any currency other than Dollars shall be calculated based on customary currency exchange rates in effect on the date on which such Indebtedness or obligation was incurred.
ix.Article X of the Existing Credit Agreement is hereby amended by amending and restating Section 10.13 thereof in its entirety as follows:
        Section 10.13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 10.03. The words “execution,” “execute,” “signature” and words of like import in this Agreement shall be deemed to include electronic signatures, which shall be of the same legal effect, validity or enforceability as a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 3.Reduction and Deemed Assignment of Commitments
iii.Subject to the terms and conditions set forth herein, upon the Amendment No. 4 Effective Date, each lender party hereto hereby agrees to commit to provide its respective Commitment as set forth in Schedule 2.01(a) of Exhibit A hereto (which shall be deemed to supersede and replace Schedule 2.01(a) of the Existing Credit Agreement on the Amendment No. 4 Effective Date) (each lender listed on Schedule 2.01(a) of Exhibit A hereto, a “Lender”). Schedule 2.01(a) of Exhibit A hereto shall be deemed to supersede and replace Schedule 2.01(a) of the Existing Credit Agreement upon the Amendment No. 4 Effective Date; provided, that, in the event that, following the date hereof but prior to the occurrence of the Amendment No. 4 Effective Date, any Commitments are assigned or changed pursuant to the Credit Agreement (other than as set forth above), then upon the Amendment No. 4 Effective Date, the Administrative Agent shall make such changes to Schedule 2.01(a) of Exhibit A hereto solely to the extent necessary to give effect to any such assignment or change and to the other provisions of this Section 3(a).
iii.Each Issuer committed to providing L/C Commitments under the Existing Credit Agreement immediately prior to the effectiveness of this Amendment shall continue to act in such capacity immediately following the effectiveness hereof. Schedule 2.01(b) of Exhibit A hereto shall be deemed to supersede and replace Schedule 2.01(b) of the Existing Credit Agreement upon the Amendment No. 4 Effective Date; provided, that, in the event that, following the date hereof but prior to

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the occurrence of the Amendment No. 4 Effective Date, any L/C Commitments are changed pursuant to the Credit Agreement (other than as set forth above), then upon the Amendment No. 4 Effective Date, the Administrative Agent shall make such changes to Schedule 2.01(b) of Exhibit A hereto solely to the extent necessary to give effect to any such change and to the other provisions of this Section 3(b).
Section 4.Conditions Precedent to Amendment No. 4 Effective Date.
The amendments set forth under Sections 2 and 3 herein shall be effective upon the date on which the following conditions precedent are satisfied (such date, the “Amendment No. 4 Effective Date”):
iii.Amendment. The Administrative Agent shall have received counterparts of this Amendment, duly executed by Howmet, the Lenders, each Issuer and the Administrative Agent.
iii.Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment No. 4 Effective Date (including, without limitation, (x) consent fees payable to the Lenders pursuant to Section 4(g) below and (y) fees and other amounts due and payable under Section 10.05 (Expenses; Indemnity) of the Existing Credit Agreement).
iv.Corporate Documents. The Administrative Agent shall have received (i) a copy, including all amendments thereto, of the charter of Howmet, certified as of a recent date by the Secretary of State or other appropriate official of its jurisdiction of incorporation and a certificate as to the good standing of Howmet as of a recent date, from such Secretary of State or other official; (ii) a certificate of the Secretary or Assistant Secretary of Howmet dated the Amendment No. 4 Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of Howmet as in effect on the Amendment No. 4 Effective Date showing all amendments thereto since the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of Howmet authorizing the execution, delivery and performance of this Amendment and the borrowings by Howmet hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the charter of Howmet has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith on behalf of Howmet; (iii) a certificate of another officer of Howmet as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; and (iv) such other documents as the Lenders or Weil, Gotshal & Manges LLP, counsel for the Administrative Agent may reasonably request; provided that the charter referenced in clause (i) above and the bylaws referenced in clause (ii) shall not be required to be delivered to the extent the Secretary or Assistant Secretary of Howmet certifies that such documents are unchanged since last delivered to the Administrative Agent.
v.Representations and Warranties. The representations and warranties set forth in Section 5 of this Amendment shall be true and correct in all material respects (or in all respects if such representation or warranty is qualified by Material Adverse Effect or other materiality qualifier) on and as of the Amendment No. 4 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.
vi.Conditions Precedent Certificates. The Administrative Agent shall have received certificates dated the Amendment No. 4 Effective Date and signed by a Financial Officer of Howmet confirming the satisfaction of the conditions precedent set forth in paragraph (d) of this Section 4 and that

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as of the Amendment No. 4 Effective Date, no Event of Default or Default has occurred and is continuing.
vii.Responsible Officer Certificates. The Administrative Agent shall have received certificates of a Responsible Officer of Howmet, each dated the Amendment No. 4 Effective Date and stating that (i) except as previously disclosed, Howmet and each of its Subsidiaries have complied in all respects with all Federal, state, local and foreign statutes, ordinances, orders, judgments, rulings and regulations relating to environmental pollution or to environmental regulation or control except to the extent any such failure so to comply would not, alone or together with any other such failure, be reasonably likely to result in a Material Adverse Effect; (ii) neither Howmet nor any of its Subsidiaries has received notice of any failure so to comply which alone or together with any other such failure would be reasonably likely to result in a Material Adverse Effect; and (iii) the plants of Howmet and its Subsidiaries do not manage any hazardous wastes, toxic pollutants or substances similarly denominated in violation of any applicable law or regulations promulgated pursuant thereto including, for operations within the United States, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response Compensation and Liability Act, the Hazardous Materials Transportation Act, the Toxic Substance Control Act, the Clean Air Act, the Clean Water Act or any other applicable law, where such violation would be reasonably likely to result, individually or together with any such other violations, in a Material Adverse Effect.
viii.Consent Fee. The Administrative Agent shall have received a consent fee, for the account of each applicable Lender (including Citibank, N.A.) consenting to this Amendment (each, a “Consenting Lender”), in an amount equal to 0.15% of such Consenting Lender’s Commitment as set forth on Exhibit A to this Amendment (“Exhibit A”), payable on the Amendment No. 4 Effective Date.
Section 5.Representations and Warranties. To induce the Administrative Agent and the Lenders party hereto to enter into this Amendment, Howmet hereby represents and warrants to the Administrative Agent and the Lenders, that:
iii.Authorization. Howmet has the power and authority, corporate or otherwise, to execute, deliver and carry out the provisions of this Amendment, or to become a party to this Amendment in accordance with the terms hereof and to perform its obligations hereunder and under the Credit Agreement as modified hereby, and all such action has been duly and validly authorized by all necessary proceedings, corporate or otherwise, on its part.
iii.Enforceability. This Amendment has been duly executed and delivered by Howmet and this Amendment and the Credit Agreement as modified hereby constitute the legal, valid and binding obligations of Howmet, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.
iv.Governmental Approvals. No authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any Governmental Authority (other than filings under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder) is necessary in connection with Howmet’s execution and delivery of this Amendment, the consummation by Howmet of the transactions contemplated hereby or Howmet’s performance of or compliance with the terms and conditions hereof or of the Credit Agreement as modified hereby.

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v.No Conflict. None of the execution and delivery by Howmet of this Amendment, the consummation by Howmet of the transactions contemplated hereby or the performance by Howmet of or compliance by Howmet with the terms and conditions hereof or of the Credit Agreement as modified hereby will (a) violate any law, constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Governmental Authority to which it is subject, (b) conflict with or result in a breach or default under its charter or Memorandum and Articles of Association or by-laws (or equivalent organizational or governing documents), as applicable, (c) conflict with or result in a breach or default which is material in the context of this Amendment under any agreement or instrument to which Howmet is a party or by which it or any of its properties, whether now owned or hereafter acquired, may be subject or bound or (d) result in the creation or imposition of any Lien prohibited by Section 6.01 of the Credit Agreement upon any property or assets, whether now owned or hereafter acquired, of Howmet.
vi.No Default; Representations and Warranties. On and as of the Amendment No. 4 Effective Date, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of Howmet set forth in the Loan Documents are true and correct in all material respects (or in all respects if such representation or warranty is qualified by Material Adverse Effect or other materiality qualifier) with the same effect as though made on and as of the date hereof, except to the extent that any such representation or warranty specifically refers to an earlier date, in which case such representation or warranty is true and correct in all material respects (or in all respects if such representation or warranty is qualified by Material Adverse Effect or other materiality qualifier) as of such earlier date.
Section 6.Reference to and Effect on the Existing Credit Agreement.
iii.From the Amendment No. 4 Effective Date (i) this Amendment and the Existing Credit Agreement shall be construed as a single instrument and (ii) each reference in the Existing Credit Agreement to “the Credit Agreement”, “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.
iii.Except as expressly set forth in this Amendment, all of the terms and provisions of the Existing Credit Agreement, each other Loan Document, and all other instruments and agreements executed in connection therewith are and shall remain in full force and effect and are hereby reaffirmed, ratified and confirmed, and the Borrowers shall continue to be bound by all of such terms and provisions.
iv.Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
v.This Amendment is a Loan Document under (and as defined in) the Credit Agreement.
Section 7.Miscellaneous.
iii.Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

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SECTION 10.11 AND 10.15 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY HERETO.
iii.Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
iv.Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 10.03 of the Credit Agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, PDF or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “execute,” “signature” and words of like import in this Agreement shall be deemed to include electronic signatures, which shall be of the same legal effect, validity or enforceability as a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

HOWMET AEROSPACE INC.
By: /s/ Peter Hong
Name:    Peter Hong
Title:    Vice President and Treasurer

[Signature Page to Amendment No. 4 to Credit Agreement]

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CITIBANK, N.A.,
individually as a Lender, as an Issuer and as Administrative Agent
By: /s/ Michael Vondriska
Name:    Michael Vondriska
Title:    Vice President

[Signature Page to Amendment No. 4 to Credit Agreement]

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JPMorgan Chase Bank, N.A., as a Lender and as an Issuer
By: /s/ James Shender
Name:    James Shender
Title:    Executive Director

[Signature Page to Amendment No. 4 to Credit Agreement]

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ABN Amro capital usa llc, as a Lender
By: /s/ Jamie Matos
Name:    Jamie Matos
Title:    Director

ABN Amro capital usa llc, as a Lender
By: /s/ Amit Wynalda
Name:    Amit Wynalda
Title:    Executive Director

[Signature Page to Amendment No. 4 to Credit Agreement]

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Execution Version

Bank of montreal, as a Lender
By: /s/ Joshua Hovermale
Name:    Joshua Hovermale
Title:    Director

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Execution Version

BNP paribas, as a Lender
By: /s/ Nicolas Anberree
Name:    Nicolas Anberree
Title:    Director

BNP paribas, as a Lender
By: /s/ Claudia Zarate
Name:    Claudia Zarate
Title:    Managing Director

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Execution Version

CREdit suisse ag, cayman islands branch, as a Lender
By: /s/ Judith Smith
Name:    Judith Smith
Title:    Authorized Signatory

By: /s/ Michael Dieffenbacher
Name:    Michael Dieffenbacher
Title:    Authorized Signatory

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Execution Version

fifth third bank, national association, as a Lender
By: /s/ Michael S. Barnett
Name: Michael S. Barnett
Title: Senior Vice President

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Execution Version
GOLDMAN SACHS BANK USA, as a Lender
By: /s/ Jamie Minieri
Name:    Jamie Minieri
Title:    Authorized Signatory

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Execution Version

Intesa Sanpaolo S.p.A. - New York Branch, as a Lender
By: /s/ Alessandro Toigo
Name:    Alessandro Toigo
Title:    Head of Corporate Desk

By: /s/ William Denton
Name:    William Denton
Title:    Global Relationship Manager

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Execution Version

Mizuho Bank, Ltd., as a Lender
By: /s/ Donna DeMagistris
Name:    Donna DeMagistris
Title:    Executive Director

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Execution Version

Morgan Stanley Bank, N.A., as a Lender
By: /s/ Jacob Dowden
Name:    Jacob Dowden
Title:    Authorized Signatory

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Execution Version

MUFG Bank, Ltd., as a Lender
By: /s/ Liwei Liu
Name:    Liwei Liu
Title:    Vice President

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Execution Version

PNC Bank, National Association, as a Lender
By: /s/ Joseph McElhinny
Name:    Joseph McElhinny
Title:    Vice President

[AM_ACTIVE 402177115_9]

Execution Version

Sumitomo Mitsui Banking Corporation, as a Lender
By: /s/ Jun Ashley
Name:    Jun Ashley
Title:    Director

[AM_ACTIVE 402177115_9]

Execution Version

TD Bank, N.A., as a Lender
By: /s/ Maciej Niedzwiecki
Name:    Maciej Niedzwiecki
Title:    Senior Vice President

[AM_ACTIVE 402177115_9]

Execution Version

Truist Bank, as a Lender
By: /s/ Matthew J. Davis
Name:    Matthew J. Davis
Title:    Senior Vice President

[AM_ACTIVE 402177115_9]

Execution Version

U.S. Bank National Association, as a Lender
By: /s/ Patrick McGraw
Name:    Patrick McGraw
Title:    Senior Vice President

[AM_ACTIVE 402177115_9]

Execution Version

Citizens Bank, N.A., as a Lender
By: /s/ Eric J. Grasso
Name:    Eric J. Grasso
Title:    Vice President

[AM_ACTIVE 402177115_9]

Execution Version

ING Bank N.V., Dublin Branch, as a Lender
By: /s/ Sean Hassett
Name:    Sean Hassett
Title:    Director

By: /s/ Cormac Langford
Name:    Cormac Langford
Title:    Director

[AM_ACTIVE 402177115_9]

Execution Version

The Bank of Nova Scotia, as a Lender
By: /s/ Kevin McCarthy
Name:    Kevin McCarthy
Title:    Director

[AM_ACTIVE 402177115_9]

Execution Version

The Huntington National Bank, as a Lender
By: /s/ Marcel Fournier
Name:    Marcel Fournier
Title:    Vice President

[AM_ACTIVE 402177115_9]

Execution Version

Banco Bradesco S.A., New York Branch, as a Lender
By: /s/ Fabiana G. Paes de Barros
Name:    Fabiana G. Paes de Barros
Title:    Manager

By: /s/ Sonia Bettancourt
Name:    Sonia Bettancourt
Title:    Coordinator

[AM_ACTIVE 402177115_9]

Execution Version

M&T Bank, as a Lender
By: /s/ Shafiul Alam
Name:    Shafiul Alam
Title:    Vice President

[AM_ACTIVE 402177115_9]

Execution Version

Nomura Corporate Funding Americas, LLC, as a Lender
By: /s/ Andrew Keith
Name:    Andrew Keith
Title:    Executive Director

[AM_ACTIVE 402177115_9]

Execution Version

Riyad Bank, Houston Agency, as a Lender
By: /s/ Michael Meiss
Name:    Michael Meiss
Title:    General Manager

By: /s/ Roxanne Crawford
Name:    Roxanne Crawford
Title:    Vice President, Administrative Officer

[AM_ACTIVE 402177115_9]

Execution Version

Standard Chartered Bank, as a Lender
By: /s/ James Beck
Name:    James Beck
Title:    Associate Director

[AM_ACTIVE 402177115_9]

Execution Version

The Bank of New York Mellon, as a Lender
By: /s/ William M. Feathers
Name:    William M. Feathers
Title:    Director

[AM_ACTIVE 402177115_9]

Execution Version

Westpac Banking Corporation, as a Lender
By:     /s/ Stuart Brown
Name:    Stuart Brown
Title:    Tier Two Attorney

[AM_ACTIVE 402177115_9]

EXHIBIT A

[Amendments to Schedules to Credit Agreement]

[AM_ACTIVE 402177115_9]

SCHEDULE 2.01(a)
TO CREDIT AGREEMENT
LENDERS AND COMMITMENTS

Lender	Commitment
Citibank N.A.	$56,666,666.68
JPMorgan Chase Bank, N.A.	$56,666,666.68
ABN Amro Capital USA LLC	$43,333,333.33
Bank of Montreal	$43,333,333.33
BNP Paribas	$43,333,333.33
Credit Suisse AG, Cayman Islands Branch	$43,333,333.33
Fifth Third Bank, National Association	$43,333,333.33
Goldman Sachs Bank USA	$43,333,333.33
Intesa Sanpaolo S.p.A.- New York Branch	$43,333,333.33
Mizuho Bank, Ltd.	$43,333,333.33
Morgan Stanley Bank, N.A.	$43,333,333.33
MUFG Bank, Ltd.	$43,333,333.33
PNC Bank, National Association	$43,333,333.33
Sumitomo Mitsui Banking Corporation	$43,333,333.33
TD Bank, N.A.	$43,333,333.33
Truist Bank	$43,333,333.33
U.S. Bank National Association	$43,333,333.33
Citizens Bank, N.A.	$30,000,000.00
ING Bank N.V., Dublin Branch	$30,000,000.00
The Bank of Nova Scotia	$30,000,000.00
The Huntington National Bank	$30,000,000.00
Banco Bradesco S.A., New York Branch	$16,666,666.67
M&T Bank	$16,666,666.67
Nomura Corporate Funding Americas, LLC	$16,666,666.67
Riyad Bank, Houston Agency	$16,666,666.67
Standard Chartered Bank	$16,666,666.67
The Bank of New York Mellon	$16,666,666.67
Westpac Banking Corporation	$16,666,666.67
Total	$1,000,000,000

[AM_ACTIVE 402177115_9]

SCHEDULE 2.01(b)
TO CREDIT AGREEMENT
ISSUERS AND L/C COMMITMENTS

Issuing Bank	Commitment
Citibank, N.A.	$200,000,000
JPMorgan Chase Bank, N.A.	$200,000,000

[AM_ACTIVE 402177115_9]